SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          _________________________

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                          _________________________

       Date of Report (date of earliest event reported):  January 29, 2003

                    MID-WISCONSIN FINANCIAL SERVICES, INC.

            (Exact name of registrant as specified in its charter)

         WISCONSIN              0-18542                 06-1169935
      (State or other       (Commission File          (IRS Employer
       jurisdiction of       Number)                   Identification
       incorporation)                                  Number)

                            132 WEST STATE STREET
                              MEDFORD, WI 54451

          (Address of principal executive offices, including Zip Code)

                               (715) 748-8300
              Registrant's telephone number, including area code


Item 5. Other Events and Regulation FD Disclosure.

On January 29, 2003, Mid-Wisconsin Financial Services, Inc. reported net earnings of $1,188,000 or $0.71 per share, for the fourth quarter ended December 31, 2002, as compared to net earnings of $1,069,000, or $0.63 per share, for the fourth quarter ended December 31, 2001. The Company also reported net income of $4,483,000 or $2.65 per share, for the year ended December 31, 2002 compared to net earnings of $3,849,000 or $2.25 per share for the fiscal year 2001.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

          99.1  Press release dated January 29, 2003

Item 9. Regulation FD Disclosure

On January 29, 2003, Mid-Wisconsin Financial Services, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL
                                    SERVICES, INC.



Date:  January 29, 2003         By:  GENE C. KNOLL
                                     Gene C. Knoll
                                     President and Chief Executive Officer


                                 EXHIBIT INDEX
                                      to
                                   FORM 8-K
                                      of
                     MID-WISCONSIN FINANCIAL SERVICES, INC.
                            Dated January 29, 2003
                  Pursuant to Section 102(d) of Regulation S-T
                            (17 C.F.R. 232.102(d))




99.1 Press release dated January 29, 2003